EXHIBIT 99.1

AutoZone Chief Financial Officer Jamere Jackson to Depart November 25, 2026

MEMPHIS, Tenn., Oct. 26, 2026 (GLOBE NEWSWIRE) -- AutoZone, Inc. (NYSE: AZO) today announced that Jamere Jackson has resigned as Chief Financial Officer effective November 25, 2026, after which he will assume the position of Chief Financial Officer of FedEx Corporation.  “During Jamere’s six-year tenure at AutoZone, he was a key contributor in helping shape the strategies we implemented to drive record sales, earnings, and earnings per share.  I appreciate his many contributions to our success and wish him well in his future endeavors,” said Phil Daniele, President and Chief Executive Officer.  “We have commenced  an external search for his successor.  I am confident the experienced, deeply tenured, finance and accounting team we have will ensure seamless continuity and will deliver exceptional financial leadership.  Our strategies are well established, and we believe we are on track for a solid fiscal 2027.”

About AutoZone (NYSE: AZO)

As of August 29, 2026, the Company had 6,863 stores in the U.S., 1,001 in Mexico and 167 in Brazil for a total store count of 8,031.

AutoZone is a leading retailer and distributor of automotive replacement parts and accessories in the Americas. Each store carries an extensive product line for cars, sport utility vehicles, vans and light duty trucks, including new and remanufactured automotive hard parts, maintenance items, accessories, and non-automotive products. The majority of stores have a commercial sales program that provides prompt delivery of parts and other products and commercial credit to local, regional and national repair garages, dealers, service stations, fleet owners and other accounts. AutoZone also sells automotive hard parts, maintenance items, accessories and non-automotive products through www.autozone.com, and our commercial customers can make purchases through www.autozonepro.com. Additionally, we sell the ALLDATA brand of automotive diagnostic, repair, collision and shop management software through www.alldata.com. We also provide product information on our Duralast branded products through www.duralastparts.com. AutoZone does not derive revenue from automotive repair or installation services.

Certain statements herein constitute forward-looking statements that are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements typically use words such as “believe,” “anticipate,” “should,” “intend,” “plan,” “will,” “expect,” “estimate,” “project,” “positioned,” “strategy,” “seek,” “may,” “could” and similar expressions. These statements are based on assumptions and assessments made by our management in light of experience, historical trends, current conditions, expected future developments and other factors that we believe appropriate. These forward-looking statements are subject to a number of risks and uncertainties, including without limitation: product demand, due to changes in fuel prices, miles driven or otherwise; energy prices; weather, including extreme temperatures and natural disasters; competition; credit market conditions; cash flows; access to financing on favorable terms; future stock repurchases; the impact of recessionary conditions; consumer debt levels; changes in laws or regulations; risks associated with self-insurance; war and the prospect of war, including terrorist activity; public health issues; inflation, including wage inflation; exchange rates; the ability to hire, train and retain qualified employees, including members of management; construction delays; failure or interruption of our information technology systems; issues relating to the confidentiality, integrity or availability of information, including due to cyber-attacks; historic sales and profit growth rate sustainability; downgrade of our credit ratings; damage to our reputation; challenges associated with doing business in and expanding into international markets; origin and raw material costs of suppliers; inventory availability; disruption in our supply chain; tariffs, trade policies and other geopolitical factors; new accounting standards; our ability to execute our growth initiatives; and other business interruptions. These and other risks and uncertainties are discussed in more detail in the “Risk Factors” section contained in Item 1A under Part 1 of our Annual Report on Form 10-K for the year ended August 30, 2025. Forward-looking statements are not guarantees of future performance and actual results may differ materially from those contemplated by such forward-looking statements. Events described above and in the “Risk Factors” section could materially and adversely affect our business. However, it is not possible to identify or predict all such risks and other factors that could affect these forward-looking statements. Forward-looking statements speak only as of the date made. Except as required by applicable law, we undertake no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Contact Information:

Financial: Brian Campbell at (901) 495-7005, brian.campbell@autozone.com

Media:  Jennifer Hughes at (901) 495-6022, jennifer.hughes@autozone.com